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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)  October 17, 2006

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                      10166-0188
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

On October 17, 2006, Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of MetLife, Inc. ("MetLife"), entered into purchase and sale agreements with Tishman Speyer Development Corp. ("Tishman Speyer"), on behalf of a joint venture to be formed among affiliates of Tishman Speyer Properties, L.P., Merrill Lynch, BlackRock Realty Advisors, Inc. ("BlackRock Realty"), and Wachovia Corporation ("Wachovia"), for the sale of the properties known as Stuyvesant Town, New York, New York ("Stuyvesant Town") and Peter Cooper Village, New York, New York ("Peter Cooper Village"). The purchase price for each of the properties as set forth in the respective agreements is $4.05 billion for Stuyvesant Town and $1.35 billion for Peter Cooper Village. It is anticipated that the sale of Stuyvesant Town and Peter Cooper Village will close in the fourth quarter of 2006, subject to customary closing conditions.

From time to time, certain Merrill Lynch and Wachovia affiliates provide investment banking, financial advisory, lending and other related products and services to MetLife, Inc. and affiliates. In connection with the sale of SSRM Holdings, Inc. in January 2005 to BlackRock, Inc. ("BlackRock"), the parent company of BlackRock Realty, MetLife entered into a cooperation agreement with BlackRock to enhance and expand the products and services provided to the clients of MetLife and BlackRock. In the normal course of business, MetLife and its affiliates engage in investment and investment-related activities with Tishman Speyer, BlackRock, Merrill Lynch and Wachovia, or their respective affiliates, or entities which they or their respective affiliates manage.

A copy of the press release announcing the sale of Stuyvesant Town and Peter Cooper Village is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits

         99.1 Press release of MetLife, Inc. dated October 17, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: October 23, 2006



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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number         Exhibit
-------        -------

99.1           Press release of MetLife, Inc. dated October 17, 2006.